UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     January 22, 1996
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                           Walter Industries Inc.
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           (Exact name of registrant as specified in its charter)

     Delaware                    000-20537              13-3429953
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  (Name or other jurisdiction    (Commission              (IRS Employer
      of incorporation)          File Number)            Identification No.)


   1500 North Dale Mabry,        Tampa, Florida           33607
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    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code     813-871-4811
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       (Former name or former address if changed since last report.)

Item 5.       Other Events
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On January 22, 1996, Walter Industries, Inc. (the "Company") completed a
$550 million bank financing led by NationsBank National Association (South). Proceeds from the financing, together with a drawing of $75 million under the Mid-State Trust V Variable Funding Loan Agreement, were used to redeem $490 million of 12.19% Senior Notes Due 2000 and to replace
an existing $150 million bank credit  facility,  both  issued   in
connection with the Company's emergence from Chapter 11 reorganization in March 1995. The financing consists of a $365 million revolving credit facility, a six-year $125 million term loan and a $60 million seven-year term loan.



Item  (C)        Exhibits
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 10)      Credit Agreement, dated as of January 22, 1996

 99)      Press release, dated January 23, 1996




                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WALTER INDUSTRIES, INC.
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                                                (Registrant)


Date: February 16, 1996                /s/   W. H. Weldon
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                                             W. H. Weldon
                                           Executive Vice President and
                                              Chief Financial Officer